EXHIBIT 10.17.1

                 AMENDMENT TO EMPLOYMENT AGREEMENT
                 ---------------------------------


           This Amendment (this  "Amendment") is entered into as of

June 1, 2001,  by and between  AnnTaylor  Stores  Corporation  (the

"Company")  and Barry  Erdos  (the  "Executive"),  and  amends  the

Employment  Agreement,  dated  as of  March 7,  2001,  between  the

Company and the Executive (the "Original Agreement").



           For good and  valuable  consideration,  the  receipt and

sufficiency of which are hereby  acknowledged  by the parties,  the

Company and the Executive agree as follows:



1. All capitalized  terms used and not defined herein shall have the meanings ascribed to them in the Original Agreement.



2. Section 6(e)(ii) of the Original  Agreement is hereby amended to read as follows:



          (ii)  (A)  unless  clause (B) below  applies,  then

          following  the  Date  of  Termination  and  for the

          longer  of twelve  (12)  months  thereafter  or the

          balance of the Term,  the Company  shall pay to the

          Executive    monthly   an    amount,    ("Severance

          Payments")   equal   to   the   quotient   of   the

          Executive's  annual  base  salary  at the  rate  in

          effect  as of the Date of  Termination  (the  "Base

          Salary"),  divided by the number twelve (12) (minus

          any  amounts  payable to the  Executive  during any

          such month as a disability  benefit under a Company

          paid  plan),  or (B)  in  the  event  the  Date  of

          Termination  occurs  on or  following  a Change  in

          Control,  then, within five (5) days after the Date

          of  Termination,  the  Company  shall  pay  to  the

          Executive  in a lump  sum an  amount  equal  to the

          product  of (X)  the  sum of the  Executive's  Base

          Salary and the average of the total bonuses  earned

          by the Executive,  including bonuses paid under the

          Company's Management Performance  Compensation Plan

          and  the  Company's   Long  Term   Incentive   Cash

          Compensation  Plan,  in the three  fiscal  years of

          the Company ended  immediately prior to the Date of

          Termination  (or,  if higher,  in the three  fiscal

          years of the  Company  ended  immediately  prior to

          the Change in  Control)  multiplied  by (Y) two and

          one-half  (2-1/2).  For purposes of this subsection

          (ii): (I) if the Date of  Termination  occurs prior

          to  the  occurrence  of a  Change  in  Control  but

          during  the  pendency  of  a  Potential  Change  in

          Control  (as  hereinafter  defined),  such  Date of

          Termination   shall  be  deemed  to  have  occurred

          following   a  Change   in   Control   and  (II)  a


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          "Potential  Change in  Control"  shall be deemed to

          have  occurred if the event set forth in any one of

          the following clauses shall have occurred:




3. Section 6(e)(iv) of the Original  Agreement is hereby amended to read as follows:



   (iv)    Executive shall  continue to be  provided for the

           duration of the Severance Period with the same medical

           and life insurance coverage as existed  immediately

           prior  to  the  Notice  of  Termination;  provided,
                                                     --------
           however,  that  benefits  otherwise  receivable  by
           -------
           the  Executive  pursuant to this  Section  6(e)(iv)

           shall be  reduced to the extent  that  benefits  of

           the same  type are  received  by or made  available

           to the Executive  during the Severance  Period (and

           any such  benefits  received  by or made  available

           to the  Executive  shall be reported to the Company

           by the  Executive).  For  the  purpose  of  medical

           and life  insurance  coverage  referred  to in this

           subparagraph,  the term  "Severance  Period"  shall

           include   the   period   following   the   Date  of

           Termination  and  for the  longer  of  twelve  (12)

           months thereafter or the balance of the Term;




4. From and after the date hereof,  the term "Agreement" as used in the Original Agreement,  shall mean the Original Agreement as amended by this  Amendment;  and the Original  Agreement,  as so amended, shall continue in full force and effect.



5. The  remaining  terms of the  Original  Agreement  are hereby made a part of, and are  incorporated  by this  reference,  into this Amendment.




     In WITNESS  WHEREOF,  the parties have executed this Amendment as of the date first written above.




ANN TAYLOR STORES CORPORATION


By: /s/J. Patrick Spainhour                     /s/ Barry Erdos
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                                                    BARRY ERDOS